PRESS RELEASE

August 7, 2026

Century Casinos, Inc. Announces Second Quarter 2026 Results

All-Time Record Q2 Net Operating Revenue and Adjusted EBITDAR, Driven by Strong Performance in North America.

Colorado Springs, Colorado  – August 7, 2026 – Century Casinos, Inc. (the “Company”, “we”, “us”, or “our”) (Nasdaq Capital Market®: CNTY) today announced its financial results for the three and six months ended June 30, 2026.

Second Quarter 2026 Highlights*

Compared to the three months ended June 30, 2025:

•	Net operating revenue was $152.0 million, an increase of 1%.
•	Earnings from operations was $17.2 million, an increase of 4%.
•	Net loss attributable to Century Casinos, Inc. shareholders was ($10.9) million, a change of 11%, and net loss per share was ($0.39).
•	Adjusted EBITDAR** was $31.7 million, an increase of 5%.

Highlights of our US West Segment compared to the three months ended June 30, 2025*:

•	Net operating revenue was $23.4 million, an increase of 16%.
•	Net loss attributable to Century Casinos, Inc. shareholders was ($0.7) million, a 75% improvement.
•	Adjusted EBITDAR** was $4.5 million, a 93% increase.

“We are very pleased with the results of our North American operations during the second quarter, driven by a strong performance at the Nugget, in the US West reportable segment, as well as in the US Midwest reportable segment, which includes our Missouri and Colorado properties. The Nugget’s Adjusted EBITDAR** grew an additional 93%, after growing by 93% in the first quarter, and we will continue to work diligently at the property to continue this performance throughout 2026 and beyond. Unfortunately, the results in North America were negatively impacted by Poland, which continued to underperform due, in part, to low table hold in June 2026. However, we are seeing some signs of improvement in Poland that should lead to better results over the next several quarters,” Erwin Haitzmann and Peter Hoetzinger, Co-Chief Executive Officers of Century Casinos, remarked.

RESULTS

The consolidated results for the three and six months ended June 30, 2026 and 2025 are as follows:

	For the three months			For the six months
Amounts in thousands, except per share data	ended June 30,		%	ended June 30,		%
Consolidated Results:	2026	2025	Change	2026	2025	Change
Net operating revenue	$151,995	$150,818	1%	$289,234	$281,261	3%
Earnings from operations	17,180	16,575	4%	28,941	23,715	22%
Net loss attributable to Century Casinos, Inc. shareholders	$(10,910)	$(12,309)	11%	$(27,414)	$(32,922)	17%

Adjusted EBITDAR**	$31,660	$30,304	5%	$56,599	$50,459	12%

Net loss per share attributable to Century Casinos, Inc. shareholders:
Basic	$(0.39)	$(0.40)	3%	$(0.96)	$(1.08)	11%
Diluted	$(0.39)	$(0.40)	3%	$(0.96)	$(1.08)	11%

* Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.

** Adjusted EBITDAR and Adjusted EBITDAR margin are Non-US GAAP financial measures. See discussion and reconciliation of Non-US GAAP financial measures in Supplemental Information below.

RESULTS BY Reportable Segment*

Following is a summary of the changes in net operating revenue by reportable segment for the three and six months ended June 30, 2026,  compared to the three and six months ended June 30, 2025:

	Net Operating Revenue
	For the three months				For the six months
Amounts in	ended June 30,		$	%	ended June 30,		$	%
thousands	2026	2025	Change	Change	2026	2025	Change	Change
US East	$43,576	$44,556	$(980)	(2%)	$82,505	$81,690	$815	1%
US Midwest	44,680	41,374	3,306	8%	86,487	81,128	5,359	7%
US West	23,378	20,174	3,204	16%	40,446	36,583	3,863	11%
Canada	20,439	20,005	434	2%	38,762	36,521	2,241	6%
Poland	19,922	24,709	(4,787)	(19%)	41,034	45,339	(4,305)	(10%)
Consolidated	$151,995	$150,818	$1,177	1%	$289,234	$281,261	$7,973	3%

Following is a summary of the changes in earnings (loss) from operations by reportable segment for the three and six months ended June 30, 2026,  compared to the three and six months ended June 30, 2025:

	Earnings (Loss) from Operations
	For the three months				For the six months
Amounts in	ended June 30,		$	%	ended June 30,		$	%
thousands	2026	2025	Change	Change	2026	2025	Change	Change
US East	$3,785	$4,083	$(298)	(7%)	$5,268	$4,520	$748	17%
US Midwest	12,870	11,624	1,246	11%	24,684	21,201	3,483	16%
US West	1,109	(978)	2,087	213%	(881)	(3,645)	2,764	76%
Canada	5,019	4,533	486	11%	9,300	7,894	1,406	18%
Poland	(659)	464	(1,123)	(242%)	(838)	355	(1,193)	(336%)
Other (1)	(4,944)	(3,151)	(1,793)	(57%)	(8,592)	(6,610)	(1,982)	(30%)
Consolidated	$17,180	$16,575	$605	4%	$28,941	$23,715	$5,226	22%

(1)

Represents additional business activities including certain other corporate and management operations that are not included in the Company’s reportable segments. Information is presented for reconciliation purposes.

* Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.

** Adjusted EBITDAR and Adjusted EBITDAR margin are Non-US GAAP financial measures. See discussion and reconciliation of Non-US GAAP financial measures in Supplemental Information below.

2/12

Following is a summary of the changes in net (loss) earnings attributable to Century Casinos, Inc. shareholders by reportable segment for the three and six months ended June 30, 2026,  compared to the three and six months ended June 30, 2025:

	Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders
	For the three months				For the six months
Amounts in	ended June 30,		$	%	ended June 30,		$	%
thousands	2026	2025	Change	Change	2026	2025	Change	Change
US East	$(2,862)	$(2,263)	$(599)	(27%)	$(8,017)	$(8,463)	$446	5%
US Midwest	6,023	4,640	1,383	30%	10,966	7,747	3,219	42%
US West	(708)	(2,864)	2,156	75%	(4,532)	(7,314)	2,782	38%
Canada	1,145	599	546	91%	1,699	533	1,166	219%
Poland	(528)	245	(773)	(316%)	(835)	81	(916)	(1131%)
Other (1)	(13,980)	(12,666)	(1,314)	(10%)	(26,695)	(25,506)	(1,189)	(5%)
Consolidated	$(10,910)	$(12,309)	$1,399	11%	$(27,414)	$(32,922)	$5,508	17%

(1)

Represents additional business activities including certain other corporate and management operations that are not included in the Company’s reportable segments. Information is presented for reconciliation purposes.

Items deducted from or added to earnings (loss) from operations to arrive at net (loss) earnings attributable to Century Casinos, Inc. shareholders include interest income, interest expense, gains (losses) on foreign currency transactions and other, income tax (benefit) expense, and non-controlling interests.

Following is a summary of the changes in Adjusted EBITDAR** by reportable segment for the three and six months ended June 30, 2026 compared to the three and six months ended June 30, 2025:

	Adjusted EBITDAR**
	For the three months				For the six months
Amounts in	ended June 30,		$	%	ended June 30,		$	%
thousands	2026	2025	Change	Change	2026	2025	Change	Change
US East	$7,654	$7,903	$(249)	(3%)	$13,037	$12,143	$894	7%
US Midwest	16,689	15,452	1,237	8%	32,337	28,890	3,447	12%
US West	4,508	2,338	2,170	93%	5,902	3,059	2,843	93%
Canada	6,220	5,607	613	11%	11,703	9,967	1,736	17%
Poland	52	1,942	(1,890)	(97%)	555	2,488	(1,933)	(78%)
Other (1)	(3,463)	(2,938)	(525)	(18%)	(6,935)	(6,088)	(847)	(14%)
Consolidated	$31,660	$30,304	$1,356	5%	$56,599	$50,459	$6,140	12%

(1)

Represents additional business activities including certain other corporate and management operations that are not included in the Company’s reportable segments. Information is presented for reconciliation purposes.

* Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.

** Adjusted EBITDAR and Adjusted EBITDAR margin are Non-US GAAP financial measures. See discussion and reconciliation of Non-US GAAP financial measures in Supplemental Information below.

3/12

Balance Sheet and Liquidity

As of June 30, 2026, the Company had $60.2 million in cash and cash equivalents compared to $68.9 million in cash and cash equivalents at December 31, 2025. As of June 30, 2026, the Company had $336.5 million in outstanding debt compared to $337.7  million in outstanding debt at December 31, 2025.  The outstanding debt as of June 30, 2026 included $331.6 million related to a term loan under the Company’s credit agreement with Goldman Sachs Bank USA (“Goldman”),  $0.9 million under a credit agreement related to Casinos Poland (“CPL”) and $3.9 million under a revolving credit facility related to CPL. The Company also has a revolving line of credit with Goldman of up to $30.0 million. If the Company has aggregate outstanding revolving loans, swingline loans and letters of credit greater than $10.5 million under the credit agreement with Goldman as of the last day of any fiscal quarter, it is required to maintain a Consolidated First Lien Net Leverage Ratio of 5.50 to 1.00 or less for such fiscal quarter. As of June 30, 2026, the Consolidated First Lien Net Leverage Ratio exceeded 5.50 to 1.00, but the Company had no outstanding revolving loans, swingline loans or letters of credit under the credit agreement with Goldman. The Company also has a $708.0 million long-term financing obligation under its master lease with subsidiaries of VICI Properties, Inc. (“Master Lease”).

Conference Call Information

Today the Company will post a copy of its quarterly report on Form 10-Q filed with the SEC for the quarter ended June 30, 2026 on its website at www.cnty.com/investor/financials/sec-filings/. The Company will also post its current presentation, which may be used in one or more meetings with current and potential investors from time to time, at the Company’s website under www.cnty.com/investor/presentations/.

The Company will host its second quarter 2026 earnings conference call today, Friday,  August 7, 2026 at 10:00 am EDT / 8:00 am MDT. U.S. domestic participants should dial 888-999-6281. For all international participants, please use 848-280-6550 to dial-in. The conference ID is ‘Casinos’. Participants may listen to the call live at https://app.webinar.net/5PAjQGDaNEk or obtain a recording of the call on the Company’s website until August 31, 2026 at www.cnty.com/investor/financials/financial-results/.

* Amounts presented are rounded. As such, rounding differences could occur in period over period changes and percentages reported.

** Adjusted EBITDAR and Adjusted EBITDAR margin are Non-US GAAP financial measures. See discussion and reconciliation of Non-US GAAP financial measures in Supplemental Information below.

4/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED FINANCIAL INFORMATION – US GAAP BASIS

Condensed Consolidated Statements of Loss

	For the three months		For the six months
	ended June 30,		ended June 30,
Amounts in thousands, except for share information	2026	2025	2026	2025
Operating revenue:
Net operating revenue	$151,995	$150,818	$289,234	$281,261
Operating costs and expenses:
Total operating costs and expenses	134,815	134,243	260,293	257,546
Earnings from operations	17,180	16,575	28,941	23,715
Non-operating (expense) income, net	(25,860)	(24,898)	(51,496)	(50,435)
Loss before income taxes	(8,680)	(8,323)	(22,555)	(26,720)
Income tax expense	(625)	(1,250)	(1,534)	(1,732)
Net loss	(9,305)	(9,573)	(24,089)	(28,452)
Net earnings attributable to non-controlling interests	(1,605)	(2,736)	(3,325)	(4,470)
Net loss attributable to Century Casinos, Inc. shareholders	$(10,910)	$(12,309)	$(27,414)	$(32,922)

Net loss per share attributable to Century Casinos, Inc. shareholders:
Basic	$(0.39)	$(0.40)	$(0.96)	$(1.08)
Diluted	$(0.39)	$(0.40)	$(0.96)	$(1.08)

Weighted average common shares
Basic	28,195	30,565	28,413	30,624
Diluted	28,195	30,565	28,413	30,624

Condensed Consolidated Balance Sheets
	June 30,	December 31,
Amounts in thousands	2026	2025
Assets
Current assets	$92,647	$104,072
Property and equipment, net	882,052	902,756
Other assets	130,505	140,443
Total assets	$1,105,204	$1,147,271

Liabilities and (Deficit) Equity
Current liabilities	$77,633	$79,780
Non-current liabilities	1,063,117	1,074,273
Century Casinos, Inc. shareholders' (deficit) equity	(125,671)	(97,697)
Non-controlling interests	90,125	90,915
Total liabilities and (deficit) equity	$1,105,204	$1,147,271

5/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDAR* to Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders by Reportable Segment.

	For the three months ended June 30, 2026
Amounts in thousands	US East	US Midwest	US West	Canada	Poland	Other (1)	Total	North America Total
Net (loss) earnings attributable to Century Casinos, Inc. shareholders	$(2,862)	$6,023	$(708)	$1,145	$(528)	$(13,980)	$(10,910)	$3,598
Interest income	—	—	—	(41)	(1)	(43)	(85)	(41)
Interest expense (2)	6,641	6,784	—	3,475	68	8,969	25,937	16,900
Income tax expense	—	59	—	440	23	103	625	499
Depreciation and amortization	3,869	3,819	3,394	1,201	711	20	13,014	12,283
Net earnings (loss) attributable to non-controlling interests	—	—	1,815	53	(263)	—	1,605	1,868
Non-cash stock-based compensation	—	—	—	—	—	211	211	—
Loss (gain) on foreign currency transactions, cost recovery income and other	—	—	5	(55)	34	7	(9)	(50)
Loss on disposition of fixed assets	6	4	2	2	8	—	22	14
Pre-opening and termination expenses	—	—	—	—	—	1,250	1,250	—
Adjusted EBITDAR	$7,654	$16,689	$4,508	$6,220	$52	$(3,463)	$31,660	$35,071

(1)

Represents additional business activities including certain other corporate and management operations that are not included in our reportable segments. Information is presented for reconciliation purposes.

(2)	See “Summary of Interest Expense” below for a breakdown of interest expense and “Cash Rent Payments” below for more information on the rent payments related to the Master Lease.

6/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDAR* to Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders by Reportable Segment.

	For the three months ended June 30, 2025
Amounts in thousands	US East	US Midwest	US West	Canada	Poland	Other (1)	Total	North America Total
Net (loss) earnings attributable to Century Casinos, Inc. shareholders	$(2,263)	$4,640	$(2,864)	$599	$245	$(12,666)	$(12,309)	$112
Interest income	—	(3)	—	(91)	(3)	(176)	(273)	(94)
Interest expense (2)	6,344	6,741	—	3,429	52	9,645	26,211	16,514
Income tax expense	—	223	—	748	241	38	1,250	971
Depreciation and amortization	3,821	3,828	3,361	1,074	741	18	12,843	12,084
Net earnings attributable to non-controlling interests	—	—	1,840	772	124	—	2,736	2,612
Non-cash stock-based compensation	—	—	—	—	—	195	195	—
(Gain) loss on foreign currency transactions, cost recovery income and other (3)	—	—	—	(922)	(210)	8	(1,124)	(922)
Loss (gain) on disposition of fixed assets	1	23	1	(2)	11	—	34	23
Pre-opening and termination expenses	—	—	—	—	741	—	741	—
Adjusted EBITDAR	$7,903	$15,452	$2,338	$5,607	$1,942	$(2,938)	$30,304	$31,300

(1)

Represents additional business activities including certain other corporate and management operations that are not included in our reportable segments. Information is presented for reconciliation purposes.

(2)	See “Summary of Interest Expense” below for a breakdown of interest expense and “Cash Rent Payments” below for more information on the rent payments related to the Master Lease.
(3)	Includes $1.0 million related to cost recovery income for CDR in the Canada segment.

7/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDAR* to Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders by Reportable Segment.

	For the six months ended June 30, 2026
Amounts in thousands	US East	US Midwest	US West	Canada	Poland	Other (1)	Total
Net (loss) earnings attributable to Century Casinos, Inc. shareholders	$(8,017)	$10,966	$(4,532)	$1,699	$(835)	$(26,695)	$(27,414)
Interest income	—	—	—	(90)	(5)	(126)	(221)
Interest expense (2)	13,275	13,602	—	6,976	129	17,900	51,882
Income tax expense	—	108	—	677	430	319	1,534
Depreciation and amortization	7,769	7,653	6,778	2,403	1,393	35	26,031
Net earnings (loss) attributable to non-controlling interests	—	—	3,648	94	(417)	—	3,325
Non-cash stock-based compensation	—	—	—	—	—	372	372
Loss (gain) on foreign currency transactions, cost recovery income and other	—	—	5	(59)	(157)	10	(201)
Loss on disposition of fixed assets	10	8	3	3	17	—	41
Pre-opening and termination expenses	—	—	—	—	—	1,250	1,250
Adjusted EBITDAR	$13,037	$32,337	$5,902	$11,703	$555	$(6,935)	$56,599

(1)

Represents additional business activities including certain other corporate and management operations that are not included in our reportable segments. Information is presented for reconciliation purposes.

(2)	See “Summary of Interest Expense” below for a breakdown of interest expense and “Cash Rent Payments” below for more information on the rent payments related to the Master Lease.

8/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDAR* to Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders by Reportable Segment.

	For the six months ended June 30, 2025
Amounts in thousands	US East	US Midwest	US West	Canada	Poland	Other (1)	Total
Net (loss) earnings attributable to Century Casinos, Inc. shareholders	$(8,463)	$7,747	$(7,314)	$533	$81	$(25,506)	$(32,922)
Interest income	—	(12)	—	(183)	(11)	(447)	(653)
Interest expense (2)	12,981	13,220	—	6,729	102	19,215	52,247
Income tax expense	—	223	—	964	331	214	1,732
Depreciation and amortization	7,623	7,689	6,704	2,073	1,111	36	25,236
Net earnings attributable to non-controlling interests	—	—	3,623	805	42	—	4,470
Non-cash stock-based compensation	—	—	—	—	—	486	486
Gain on foreign currency transactions, cost recovery income and other (3)	—	—	—	(952)	(205)	(86)	(1,243)
Loss (gain) on disposition of fixed assets	2	23	46	(2)	15	—	84
Pre-opening and termination expenses	—	—	—	—	1,022	—	1,022
Adjusted EBITDAR	$12,143	$28,890	$3,059	$9,967	$2,488	$(6,088)	$50,459

(1)

Represents additional business activities including certain other corporate and management operations that are not included in our reportable segments. Information is presented for reconciliation purposes.

(2)	See “Summary of Interest Expense” below for a breakdown of interest expense and “Cash Rent Payments” below for more information on the rent payments related to the Master Lease.
(3)	Includes $1.0 million related to cost recovery income for CDR in the Canada segment.

9/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

Net Earnings (Loss) Margins** and Adjusted EBITDAR Margins***

		For the three months		For the six months
		ended June 30,		ended June 30,
		2026	2025	2026	2025
US East	Net Operating Revenue	$43,576	$44,556	$82,505	$81,690
	Net Earnings (Loss) Margin	(7%)	(5%)	(10%)	(10%)
	Adjusted EBITDAR Margin	18%	18%	16%	15%
US Midwest	Net Operating Revenue	$44,680	$41,374	$86,487	$81,128
	Net Earnings (Loss) Margin	13%	11%	13%	10%
	Adjusted EBITDAR Margin	37%	37%	37%	36%
US West	Net Operating Revenue	$23,378	$20,174	$40,446	$36,583
	Net Earnings (Loss) Margin	(3%)	(14%)	(11%)	(20%)
	Adjusted EBITDAR Margin	19%	12%	15%	8%
Canada	Net Operating Revenue	$20,439	$20,005	$38,762	$36,521
	Net Earnings (Loss) Margin	6%	3%	4%	1%
	Adjusted EBITDAR Margin	30%	28%	30%	27%
Poland	Net Operating Revenue	$19,922	$24,709	$41,034	$45,339
	Net Earnings (Loss) Margin	(3%)	1%	(2%)	—
	Adjusted EBITDAR Margin	—	8%	1%	5%
Other (1)	Net Operating Revenue	$—	$—	$—	$—
	Net Earnings (Loss) Margin	NM (2)	NM	NM	NM
	Adjusted EBITDAR Margin	NM	NM	NM	NM
Consolidated	Net Operating Revenue	$151,995	$150,818	$289,234	$281,261
	Net Earnings (Loss) Margin	(7%)	(8%)	(9%)	(12%)
	Adjusted EBITDAR Margin	21%	20%	20%	18%

(1)

Represents additional business activities including certain other corporate and management operations that are not included in our reportable segments. Information is presented for reconciliation purposes.

(2)	Not meaningful.

Summary of Interest Expense

	For the three months		For the six months
	ended June 30,		ended June 30,
Amounts in thousands	2026	2025	2026	2025
Interest expense - Credit Agreements	8,195	8,864	16,350	17,656
Interest expense - Master Lease Financing Obligation	16,887	16,494	33,827	32,896
Interest expense - Deferred Financing Costs	674	674	1,348	1,348
Interest expense - Miscellaneous	181	179	357	347
Interest expense	$25,937	$26,211	$51,882	$52,247

Cash Rent Payments

	For the three months		For the six months
	ended June 30,		ended June 30,
Amounts in thousands	2026	2025	2026	2025
Master Lease	$17,376	$14,404	$35,451	$28,731
Nugget Lease (1)	2,018	1,936	4,023	3,849

(1)

Represents payments with respect to the 50% interest in the Nugget Lease owned by Marnell Gaming, LLC through Smooth Bourbon, LLC, a 50% owned subsidiary of the Company that owns the real estate assets underlying the Nugget Casino Resort.

10/12

CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

The table below shows the Company’s reporting units and operating segments that are included in each of the Company’s reportable segments as of June 30, 2026.

Reportable Segment and Operating Segment	Reporting Unit
US East	Mountaineer Casino, Resort & Races
Rocky Gap Casino, Resort & Golf
US Midwest	Century Casino & Hotel Central City
Century Casino & Hotel Cripple Creek
Century Casino & Hotel Cape Girardeau and The Riverview
Century Casino & Hotel Caruthersville and The Farmstead
US West	Nugget Casino Resort and Smooth Bourbon, LLC
Canada	Century Casino & Hotel Edmonton
Century Casino St. Albert
Century Mile Racetrack and Casino
Century Downs Racetrack and Casino
Poland	Casinos Poland

* We define Adjusted EBITDAR as net (loss) earnings attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interests net earnings (losses) and transactions, pre-opening expenses, termination expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, loss (gain) on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. The Master Lease is accounted for as a financing obligation. As such, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment impacting the financing obligation using the effective interest method. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net (loss) earnings attributable to Century Casinos, Inc. shareholders and Adjusted EBITDAR reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP.

Adjusted EBITDAR is used outside of our financial statements solely as a valuation metric and is not considered a measure of performance recognized under US GAAP. Adjusted EBITDAR is an additional metric used by analysts in valuing gaming companies subject to triple net leases such as our Master Lease since it eliminates the effects of variability in leasing methods and capital structures. This metric is included as supplemental disclosure because (i) we believe Adjusted EBITDAR is used by gaming operator analysts and investors to determine the equity value of gaming operators and (ii) financial analysts refer to Adjusted EBITDAR when valuing our business. We believe Adjusted EBITDAR is useful for equity valuation purposes because (i) its calculation isolates the effects of financing real estate, and (ii) using a multiple of Adjusted EBITDAR to calculate enterprise value allows for an adjustment to the balance sheet to recognize estimated liabilities arising from operating leases related to real estate.

Adjusted EBITDAR should not be construed as an alternative to net (loss) earnings attributable to Century Casinos, Inc. shareholders, the most directly comparable US GAAP measure, as indicators of our performance. In addition, consolidated Adjusted EBITDAR also should not be viewed as a measure of overall operating performance or considered in isolation or as an alternative to net (loss) earnings attributable to Century Casinos, Inc. shareholders, because it excludes the rent expense associated with our Master Lease and several other items. Adjusted EBITDAR as used by us may not be defined in the same manner as other companies in our industry, and, as a result, may not be comparable to similarly titled non-US GAAP financial measures of other companies.

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CENTURY CASINOS, INC. AND SUBSIDIARIES

UNAUDITED SUPPLEMENTAL INFORMATION

** We define net earnings (loss) margin as net (loss) earnings attributable to Century Casinos, Inc. shareholders divided by net operating revenue.

*** We define Adjusted EBITDAR margin as Adjusted EBITDAR divided by net operating revenue. Adjusted EBITDAR margins are a non-US GAAP measure. Management uses these margins as one of several measures to evaluate the efficiency of our casino operations.

About Century Casinos, Inc.:

Century Casinos, Inc. is a casino entertainment company. The Company operates the following reportable segments: (i) US East includes the Mountaineer Casino, Resort & Races in New Cumberland, West Virginia and Rocky Gap Casino, Resort & Golf in Flintstone, Maryland; (ii) US Midwest includes the Century Casinos & Hotels in Cape Girardeau and Caruthersville, Missouri, and in Cripple Creek and Central City, Colorado; (iii) US West includes the Nugget Casino Resort in Reno-Sparks, Nevada; (iv) Canada includes Century Casino & Hotel in Edmonton, the Century Casino in St. Albert, Century Mile Racetrack and Casino in Edmonton, Alberta and Century Downs Racetrack and Casino in Calgary, Alberta; and (v) Poland, where the Company operates six casinos through its subsidiary Casinos Poland Ltd. The Company continues to pursue other projects in various stages of development.

Century Casinos’ common stock trades on The Nasdaq Capital Market® under the symbol CNTY. For more information about Century Casinos, visit our website at www.cnty.com.

FORWARD-LOOKING STATEMENTS, BUSINESS ENVIRONMENT AND RISK FACTORS

This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding the potential for our portfolio of casinos, the strategic review process and the potential sale of our Poland operations, projects in development and other opportunities, our credit agreement with Goldman and obligations under our Master Lease and our ability to repay our debt and other obligations, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, impairments, and plans for our casinos and our Company including expectations regarding Adjusted EBITDAR and cash flow in 2026, improved performance at the Nugget and in Poland, and other estimates, forecasts and expectations regarding 2026 and later results, and any other statements that are not purely historical. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and in subsequent periodic and current SEC filings we may make. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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